SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2003

(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50066 (Commission File Number)	48-1175170 (IRS Employer Identification No.)

610 Alamo Pintado Road, Solvang, California (Address of principal executive offices)	93463 (Zip Code)

(805) 688-6644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Required FD Disclosure

     Harrington West Financial Group, Inc. (the “Company”) is furnishing herewith the transcripts of two interviews conducted with Craig J. Cerny, the Chairman and Chief Executive Officer of the Company, by each of The Wall Street Transcript and CEOCFOinterviews.com. The interview transcripts are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Transcript of The Wall Street Transcript interview with Craig J. Cerny, Chairman and Chief Executive Officer of Harrington West Financial Group, Inc.

Exhibit 99.2 Transcript of the CEOCFOinterviews.com interview with Craig J. Cerny, Chairman and Chief Executive Officer of Harrington West Financial Group, Inc.

Exhibit 99.3 Investor Presentation.

Item 9. Regulation FD Disclosure

     The Company is furnishing herewith its updated investor presentation to include, among other things, a review of certain financial results and trends through the period ended March 31, 2003. The Company intends to make this information available to analysts and investors, including investor groups participating in forums such as sponsored investor conferences. The presentation material is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

By: /s/ Craig J. Cerny Craig J. Cerny Chairman of the Board and Chief Executive Officer

Date: May 14, 2003.